UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2020

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica	Irvine	California	92618-7471
(Street Address)	(City)	(State)	(Zip Code)

Registrant’s telephone number, including area code (949) 214-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Common Stock, $0.00001 par value	CLGX	New York Stock Exchange
Preferred Stock Purchase Rights	CLGX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 20, 2020, following certification of the voting results of the special meeting of stockholders of CoreLogic, Inc. (the “Company”) held on November 17, 2020, the board of directors (the “Board”) of the Company appointed W. Steve Albrecht, Wendy Lane and Henry W. “Jay” Winship (the “New Directors”) as directors of the Company, each with a term expiring at the Company’s 2021 annual meeting of stockholders.

Mr. Albrecht was appointed to the Audit Committee and the Strategic Planning and Acquisition Committee of the Board, Ms. Lane was appointed to the Compensation Committee and the Strategic Planning and Acquisition Committee of the Board and Mr. Winship was appointed to the Nominating and Corporate Governance Committee and the Strategic Planning and Acquisition Committee of the Board.

There are no arrangements or understandings between any of the New Directors and any other persons pursuant to which any of the New Directors was selected as a director, nor does any of the New Directors have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Each of the New Directors will participate in the current director compensation arrangements applicable to non-employee directors as disclosed in the “Director Compensation” section of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 19, 2020.

The Company has entered into an indemnification agreement with each of the New Directors in the form previously approved by the Board and filed as an exhibit to the Company’s Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2020

CORELOGIC, INC.

By:	/s/ Frank D. Martell
Name:	Frank D. Martell
Title:	President and Chief Executive Officer

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